UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 10, 2004
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  —  Entry into a Material Definitive Agreement.

On December 10, 2004, Abbott Laboratories’ Board of Directors amended the Abbott Laboratories 1996 Incentive Stock Program to allow for the award of restricted stock units in lieu of restricted stock to non-employee directors.

Item 9.01  —  Financial Statements and Exhibits.

(c)                     Exhibits

Exhibit No.	Exhibit

10.1	The Abbott Laboratories 1996 Incentive Stock Program, as amended and restated through the 3rd Amendment December 10, 2004

10.2	Form of Non-Employee Director Restricted Stock Unit Agreement under Abbott Laboratories 1996 Incentive Stock Program

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

/s/ Thomas C. Freyman
	By:	Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

Date: December 15, 2004

Exhibit Index

Exhibit No.	Exhibit

10.1	The Abbott Laboratories 1996 Incentive Stock Program, as amended and restated through the 3rd Amendment December 10, 2004

10.2	Form of Non-Employee Director Restricted Stock Unit Agreement under Abbott Laboratories 1996 Incentive Stock Program